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                                 AMENDMENT NO. 3
                                       TO
                                CREDIT AGREEMENT

     THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT ("Amendment No. 3") dated as of August 31, 1994, by and among UNITED STATIONERS SUPPLY CO., an Illinois corporation (the "Borrower"), UNITED STATIONERS INC., a Delaware corporation ("USI"), and UNITED STATIONERS HONG KONG LIMITED, a Hong Kong corporation (formerly Devine International Limited) ("USHK"), UNITED WORLDWIDE LIMITED, a Hong Kong corporation ("UWL") (USI, USHK and UWL shall sometimes be referred to collectively as the "Guarantors"); and NATIONSBANK OF NORTH CAROLINA, N.A., NBD BANK, N.A., THE NORTHERN TRUST CO., BANQUE PARIBAS, WACHOVIA BANK OF GEORGIA, NATIONAL ASSOCIATION, FIRST INTERSTATE BANK OF TEXAS, N.A. and PNC BANK, NATIONAL ASSOCIATION (formerly Pittsburgh National Bank) ("PNC") (collectively the "Banks"), and PNC as agent for the Banks (the "Agent").

                                   WITNESSETH:
          WHEREAS, the Borrower is a party to a Reducing Revolving Credit and Term Loan Agreement, dated as of June 24, 1992 (as amended by Amendment No. 1 to Credit Agreement dated as of June 30, 1993 and Amendment No. 2 to Credit Agreement dated as of November 30, 1993), among the Borrower, the Guarantors set forth therein, the Banks and the Agent (as so amended, the "Credit Agreement"), pursuant to which the Banks have agreed to make competitive bid loans, term loans and revolving credit loans to the Borrower, all under the terms and conditions set forth therein;

          WHEREAS, the capitalized terms used but not defined herein and defined in the Credit Agreement shall have the meanings given to them under the Credit Agreement, as amended hereby; and

          WHEREAS, the Borrower, the Guarantors and the Banks desire to amend the Credit Agreement to accomplish the following: (i) to revise the definition of Consolidated Fixed Charges to exclude from such definition scheduled mandatory reductions in the Revolving Credit Commitments for the period May 31, 1994 through February 28, 1995, (ii) to consent to the liquidation of Stationers Canada and waive any default under Section 8.02(e) resulting therefrom, (iii) to acknowledge the merger of MicroUnited into the Borrower which is permitted under the Credit Agreement, and (v) to permit the Borrower to spend not more than $12,000,000 to repurchase outstanding shares of capital stock of the Borrower and to hold such shares as treasury stock.

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Amendments. The parties hereto do hereby modify and amend the Credit Agreement as follows:
               (a) By amending and restating the definition of Consolidated Fixed Charges in Section 1.01 (page 7) to read as

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follows:
          Consolidated Fixed Charges shall mean for any period of determination, and without duplication, the sum of Consolidated Interest Expense, scheduled principal installments (or voluntary prepayments to the extent they reduce scheduled principal installments) on Indebtedness (excluding payments on the Loans and the Competitive Bid Loans), scheduled mandatory reductions in the Revolving Credit Commitments (excluding such scheduled mandatory reductions for the period May 31, 1994 through February 28, 1995), operating lease rental expense and imputed principal payments on capitalized leases, in each case of the Loan Parties for such period determined and consolidated in accordance with GAAP.

          (b)  By amending and restating the definition of Guarantors in Section
1.01 (page 10) to read as follows:
          Guarantors shall mean collectively USI, USHK and UWL, and Guarantor shall mean individually USI, USHK or UWL.

          (c)  By amending and restating the definition of Loan Parties in
Section 1.01 (page 13) to read as follows:
          Loan Parties shall mean the Borrower, USI, USHK and UWL.

          (d) By amending Section 6.01(b)(ii) and (iii) (Capitalization and Ownership, page 43) by deleting such clauses in their entirety and inserting in lieu thereof the following:
          (ii)  Intentionally Deleted.
          (iii)  Intentionally Deleted.
          (e) By amending and restating Section 6.01(c) (Subsidiaries, page 43) to read as follows:
          (c) Subsidiaries. USI has no active Subsidiaries except for the Borrower. The Borrower has no Subsidiaries except for USHK and UWL. USI has good and marketable title to its shares of the Borrower free and clear of any Lien and all such shares have been validly issued and are fully paid and nonassessable. The Borrower has good and marketable title to its shares of USHK and UWL (collectively, the "Subsidiary Shares"), free and clear in each case of any Lien. All Subsidiary Shares have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any shares of USI in the Borrower or the Subsidiary Shares.


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          (f)  By amending and restating Section 8.01(l) (Ownership of
Subsidiaries, page 59) to read as follows:
          (l) Ownership of Subsidiaries. USI shall own all the issued and outstanding capital stock of the Borrower, and the Borrower shall own the majority of all the issued and outstanding shares of USHK and UWL, except that, notwithstanding the foregoing, the Loan Parties may merge or consolidate with one another as permitted under Section 8.02(e)
          (ii).

          (g) By amending Section 8.02(d) (Dividends and Related Distributions, page 61) to delete the "." at the end of such Section and insert in lieu thereof the following:

          and (iv) not more than $12,000,000 to repurchase outstanding shares of capital stock of the Borrower to be held by the Borrower as treasury stock.

          2. Consent and Waiver Regarding Stationers Canada. The Banks hereby consent to the liquidation of Stationers Canada and waive any default resulting from such liquidation under Section 8.02(e) of the Credit Agreement. The Borrower hereby represents and warrants to the Agent and the Banks that (a) the liquidation of Stationers Canada does not and will not result in the default of any Section of the Loan Documents other than Section 8.02(e), (b) Stationers Canada is not a Material Subsidiary, (c) except as previously disclosed to the Agent and the Banks, neither the Borrower nor any other Loan Party has guaranteed any Indebtedness of Stationers Canada or has an Intercompany Loan outstanding in favor of Stationers Canada, and
(d) after the complete winding up of Stationers Canada, all creditors of Stationers Canada other than the Borrower shall be paid in full.

          3. Waiver Regarding Fixed Charge Coverage Ratio. The Banks hereby waive any default of Section 8.02(o) (Minimum Fixed Charge Coverage Ratio) for the quarter ending May 31, 1994.

          4. Representations and Warranties. The Loan Parties each confirm the representations and warranties made by them to the Banks in Article VI of the Credit Agreement as of the date hereof (except for representations and warranties which expressly relate to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), as such representations and warranties are amended by this Amendment No. 3.

          5. Effect on Loan Documents. Each of the Guarantors agrees that the Loan Guaranty and the Competitive Bid Loan Guaranties shall remain in full force and effect. Except as expressly modified by this Amendment No. 3, all of the terms conditions, representations, warranties and covenants of the Loan Parties under the Loan Documents shall remain in full force and effect.


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          6.   Conditions to Effectiveness.  The effectiveness of this Amendment
No. 3 is conditioned upon the Borrower's compliance with the following:
               (a) The Borrower shall deliver to the Agent for the benefit of each Bank a certificate dated a date satisfactory to the Agent signed by a Secretary or Assistant Secretary of each Loan Party certifying as to all corporate action taken by each of them in connection with this Amendment No. 3.

               (b) The Borrower shall deliver to the Agent for the benefit of each Bank a written opinion of inhouse counsel for Borrower and USI dated a date satisfactory to the Agent as to such matters as the Agent and the Banks shall request.

               (c) The Borrower shall deliver to the Agent for the benefit of the Banks a certificate signed by the Chief Executive Officer, President or Chief Financial Officer, dated a date satisfactory to the Agent, certifying as to those matters set forth in Section 7.01(a) of the Credit Agreement.

               (d) The Borrower shall deliver to the Agent for the benefit of the Banks evidence satisfactory to the Agent and the Banks of the liquidation of Stationers Canada.

          7. Additional Undertaking. Promptly upon its availability and in any event no later than December 31, 1994, the Borrower shall provide the Agent and the Banks with a statement of final accounting and winding up of Stationers Canada.

          8. Counterparts. This Amendment No. 3 may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all of such counterparts shall together constitute one and the same instrument. The reproduction of signatures by means of a telecopying device shall be treated as though such reproductions are executed originals and each party hereto covenants and agrees to provide the other parties with a copy of this Amendment No. 3 bearing original signatures within five days following transmittal by facsimile.

          9. Reimbursement. The Borrower unconditionally agrees to pay or reimburse the Agent and the Banks, as the case may be, and save the Agent and each Bank harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including but not limited to, reasonable fees and expenses of counsel, incurred (a) by the Agent in connection with the development, preparation, printing, execution, administration, interpretation and performance of this Amendment No. 3 and the other Loan Documents and (b) with respect to all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of


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any kind or nature whatsoever which may be imposed upon, incurred by or asserted against the Agent or any Bank in any way relating to or arising out of this Amendment No. 3 or any other Loan Documents or in any action taken or omitted by the Agent or any Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses if the same results from the Agent's or such Bank's gross negligence or willful misconduct.

          10.  Entire Agreement.   This Amendment No. 3 and the schedules and
exhibits hereto set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior understandings and agreements, whether written or oral, among the parties hereto and thereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment No. 3, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 as of the day and year first above written.

ATTEST:                            UNITED STATIONERS SUPPLY CO.

________________________________   By:________________________________________
                                      ________________________________________
[SEAL]


ATTEST:                            UNITED STATIONERS INC.

________________________________   By:________________________________________
                                      ________________________________________
[SEAL]

ATTEST:                            UNITED STATIONERS HONG KONG
                                   LIMITED (formerly Devine International
                                   Limited)


________________________________   By:________________________________________
                                      ________________________________________
[SEAL]

ATTEST:                            UNITED WORLDWIDE LIMITED


________________________________   By:________________________________________
                                      ________________________________________
[SEAL]


                                   PNC BANK, NATIONAL ASSOCIATION
                                   (formerly Pittsburgh National


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                                   Bank) individually and as Agent

                                   By:_______________________________________
                                      _______________________________________

                                   NATIONSBANK OF NORTH CAROLINA,
                                   N.A.

                                   By:_______________________________________
                                      _______________________________________


                                   THE NORTHERN TRUST CO.

                                   By:_______________________________________
                                      _______________________________________


                                   BANQUE PARIBAS

                                   By:_______________________________________
                                      _______________________________________


                                   and

                                   By:_______________________________________
                                      _______________________________________


                                   WACHOVIA BANK OF GEORGIA,
                                   NATIONAL ASSOCIATION

                                   By:_______________________________________
                                      _______________________________________


                                   FIRST INTERSTATE BANK OF TEXAS, N.A.

                                   By:_______________________________________
                                      _______________________________________


                                   NBD BANK, N.A.

                                   By:_______________________________________
                                      _______________________________________


                                   and

                                   By:_______________________________________
                                      _______________________________________